UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 11, 2026
Date of Report (date of earliest event reported)
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McGraw Hill, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42764 (Commission File Number)	87-1259704 (I.R.S. Employer Identification Number)

8787 Orion Place Columbus, OH 43240 (Address of principal executive offices and zip code)
(Registrant's telephone number, including area code): (614) 430-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	MH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On August 13, 2026, McGraw Hill, Inc. (the “Company”) issued a press release announcing its results for the fiscal first quarter ended June 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 5.07 - Submission of Matters to a Vote of Security Holders
On August 11, 2026, the Company held its annual meeting of stockholders virtually. The Company’s stockholders considered and voted upon four matters at the meeting, with final voting results as follows:

Proposal 1 – Election of Directors

The Company’s stockholders elected each of Simon Allen, Mary Ann Sigler, Guhan Subramanian and Eric Worley to serve as a director of the Company until the 2029 annual meeting of the Company’s stockholders or, if earlier, until their respective successors have been duly elected and qualified or, if earlier, until her or his death, resignation or removal.

Name	For	Withheld	Broker Non-Vote
Simon Allen	179,214,408	7,015,876	753,972
Mary Ann Sigler	169,049,666	17,180,618	753,972
Guhan Subramanian	184,433,553	1,796,731	753,972
Eric Worley	179,609,275	6,621,009	753,972

Proposal 2 – Advisory Vote on Executive Compensation

The Company’s stockholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
185,957,875	269,564	2,845	753,972

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted to approve, on a non-binding advisory basis, a frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
186,062,418	162,071	3,114	2,681	753,972

In consideration of the stockholders’ vote, and consistent with the recommendation of the board of directors, the board of directors has determined that, going forward, the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis.

Proposal 4 – Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2027.

For	Against	Abstain	Broker Non-Vote
186,846,207	133,714	4,335	—

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCGRAW HILL, INC.

By:	/s/ David Stafford
Name:	David Stafford
Title:	Executive Vice President, General Counsel, Secretary
Date: August 13, 2026